WAR MEMORIAL STADIUM
FACILITY LEASE AGREEMENT

This Lease Agreement consisting of 8 pages made and entered into at Little Rock, Arkansas, by and between ARKANSAS DEPARTMENT OF PARKS AND TOURISM – WAR MEMORIAL STADIUM ("ADPT"), and:

Company/Organization: Major League Football (MLFB)
Address : 7319 Riviera Cove #7
City, State Zip Code: Lakewood Ranch, FL 34202
Phone #: (602)377-3546 Email: r.nichols@mlfb.com
Contact Name: Rick Nichols

the "LESSEE" which must be described herein by legal name and address as a corporation (business or non-profit), limited liability company, partnership (limited or general), a sole proprietorship, or unincorporated association.

1. **PURPOSE:** The purpose of this agreement is to rent War Memorial Stadium in Little Rock, Arkansas to LESSEE for a minimum of four and a maximum of five professional football games for the 2019 Major League Football regular season and the option of one post-season game.

2. **TERM:** The term of this Lease Agreement shall be:
   EVENT DATE(S): 5/19/2019, 6/9/2019, 6/16/2019, 6/23/2019, 6/30,2019, 7/21/2019
   Dates are tentative and may be changed by mutual agreement between Stadium and LESSEE after MLFB schedule is created. Event dates will be limited to dates that Stadium has available at this time.

3. **RENT/SERVICES:** LESSEE agrees to pay ADPT for the leased premises on the FOLLOWING BASIS AND TERMS per event:
   A. **Rent:**
      War Memorial Stadium (per event day):
      $10,000 event day(s)

   B. **ADPT will provide the following services for the event. LESSEE agrees pay to ADPT on the FOLLOWING BASIS AND TERMS:**
      Plus Security & Expenses (as applicable)
      Emergency medical: $400
      Security: $1,500

EXHIBIT
tabbies

Additional Services: $2,325 (From 3C/16.)

Estimated Total Rent Per Event: $14,225

C. **ADDITIONAL SERVICES:**

i. **VIDEO BOARD:** Stadium will work with LESSEE in the use of the Video Board. The Stadium will provide a director, tape operator, and four (4) camera operators for the event.
   a. Cost for Video Board services for LESSEE per event is $300
   b. Cost per camera operator per event is $300

ii. **VIDEO BOARD REPLAY:** Stadium will provide technicians to manage LESSEE event and use of Video Board Replay system if so desired.
   a. Cost for Video Board Replay services for LESSEE per event is $300

iii. **AUDIO:** Stadium will provide one (1) Audio Engineer to operate Stadium sound system for PA and all in-game audio.
   a. Cost per audio engineer per event is $300.

iv. **SCOREBOARD/TIME CLOCK:** To operate the Scoreboard and Time Clock Stadium will provide for each event:
   a. One (1) Play Clock Operator at a cost of $75
   b. One (1) Time Keeper at a cost of $75
   c. One (1) Scoreboard Operator at a cost of $75

v. **OTHER:** _____

D. **DEPOSIT: $5,000** Non-refundable deposit is payable upon return of signed Lease Agreement. Payment for each game must be made to the Stadium on or before the Friday prior to each game. The balance of additional expenses is due and payable within 10 days from the date of the first invoice sent to LESSEE at LESSEE'S last known address. Interest of 10% per annum, but in no event to exceed the maximum that can lawfully be charged under applicable Arkansas or Federal Law as of the date of this lease agreement, will be charged on all balances not paid when due, together with reasonable attorneys' fees incurred by ADPT, and LESSEE so agrees. The deposit will apply to the last scheduled game payment.

E. Agreement is or may become void and unenforceable if not executed and returned along with the required deposit within 72 hours. Lease contract must be completely executed by both parties and returned to ARKANSAS DEPARTMENT OF PARKS AND TOURISM – WAR MEMORIAL STADIUM before event can be announced, tickets sold, and advertising conducted.

4. **TICKETS:**

A. LESSEE will be solely responsible for the printing, sale, disposition, and dispute resolution of all tickets including advanced ticket sales, complimentary tickets, and media passes. The Stadium will provide LESSEE the Gate 1 ticket office consisting of 8 ticket windows for walk-up sales on event days. The ticket office is heated and cooled.

5. **PARKING:** Stadium will provide parking each event day in approved Stadium lots. Revenue from parking will be allocated to the Stadium. Stadium will retain personnel to coordinate parking. Stadium agrees to allocate 400 parking spaces to MLFB.

6. **ADVERTISEMENTS:** LESSEE acknowledges that the Stadium possesses separate contractual agreements for permanent signage located in the Stadium. LESSEE will not post any advertisements without approval of the Stadium. LESSEE can sell advertising banners to be installed inside the Stadium. All proceeds generated from these signs will be retained by LESSEE. Banners that are installed inside the Stadium cannot be in competition to Stadium advertisers. Specifically, LESSEE cannot sell advertising to a competitor of the following sponsors:
   - First Security Bank
   - AT&T
   - Coca-Cola

   The Stadium will have final approval of any proposed sponsors the LESSEE may secure. In addition, Coca-Cola has the pouring rights inside the stadium and thus no products other than Coca-Cola products will be allowed in the Stadium or any advertising of non-alcoholic drink products will be allowed. Advertising and signage in the stadium also includes the areas outside the stadium which are controlled by the Stadium.

   LESSEE can sell advertising on the two video boards and will retain the proceeds from these sales. LESSEE cannot sell advertising to competitors of advertisers that have a category exclusive contract with the Stadium. The Stadium retains the rights to have video ads from the Stadium advertisers (Maximum of 5 advertisers) on the video boards during events. Revenue from the 5 stadium advertisers will be retained and is property of the Stadium. The Stadium also has the rights to fill unused video ad inventory with ADPT ads during said event(s).

7. **ALCOHOL:** If the purchase of alcohol takes place it must be purchased through the Stadium. The Stadium possesses a Large Facility Alcohol Permit and must oversee the distribution and consumption of alcoholic beverages. LESSEE must serve only alcohol donated by a distributor or purchased through the Stadium. The Stadium will not allow LESSEE to perform any acts that would jeopardize the alcohol permit issued to the Stadium.

8. **STADIUM BRANDING:** LESSEE agrees that in all advertising including print, radio and television that the stadium will be referred to as War Memorial Stadium. All printed material including tickets must include the War Memorial Stadium logo. The official logo will be provided by the stadium to LESSEE.

9. **CREDENTIALS:** LESSEE, at its own expense will print and supply to Stadium all official MLFB team and personnel credentials.

10. **CONCESSIONS AND NOVELTIES:** Stadium reserves the right to control the sale and/or distribution of any and all food, refreshments and alcoholic beverages in or about the leased premises or elsewhere on its property. LESSEE shall not engage in any of the aforesaid activities without the prior written consent of ADPT and, to the extent applicable, any concessionaire with which ADPT has contracted. LESSEE expressly

agrees not to interfere with, or cause a breach of, such contract or contracts. LESSEE may sell and retain proceeds from merchandise/novelties sold.

11. **PROGRAMS:** LESSEE shall have all the rights to sell and retain all the proceeds from the sale of programs and media guides.

12. **MANAGEMENT AND CONTROL:**
    A. Stadium retains management and control of all areas of the Stadium and shall have the right to eject any person creating a disturbance or whose conduct threatens the safety of others.
    B. LESSEE shall not alter part of the structure without approval of ADPT. No signs or posters may be posted without approval of ADPT.
    C. **REMOVAL OF PROPERTY**: Lessee agrees that all material will be removed from premises before the expiration date of this agreement. ADPT shall be authorized to remove at the expense of Lessee (including storage costs) all materials remaining in licensed space at the termination date of this agreement.
    D. **STORAGE**: Lessee assumes all responsibility for any goods or materials which may be placed in storage with ADPT before, during, or after the event.
    E. **POLICIES AND OPERATING PROCEDURES**: Lessee will follow all ADPT policies and operating procedures.
    F. **WEATHER**: If the event is cancelled or postponed due to dangerous weather conditions, ADPT may, in its sole discretion, waive all or part of any rent or designated service fees. Weather cancellation/postponement decisions shall be made solely by ADPT.
    G. **EVACUATION OF FACILITY**: Should it become necessary in the judgment of ADPT to evacuate the premises because of a bomb threat or for other reasons of Public Safety, ADPT may, in its sole discretion, waive all or part of any rent or designated service fees. Evacuation decisions shall be made solely by ADPT.

13. **PUBLIC ADDRESS:** Stadium retains control over public address booth, communication and control booths, and the Video Score Board Booth. LESSEE will provide the public-address announcer.

14. **RULES:** Games at War Memorial Stadium will be conducted within the rules, regulations, policies, and guidelines of Major League Football and the Stadium.

15. **REPLAY/VIDEO BOARD:** Prior approval of the messages displayed on the replay/video board must be made by the Stadium. Any expense required for programming the replay/video board for messages must be paid by LESSEE. If the LESSEE selects to utilize the replay/video board, the Stadium will provide a director, four camera operators, and a replay/tape operator at the cost outlined in Section 3C of this agreement.

16. **TICKET TAKERS/SELLERS:** Ticket takers, sellers, and ushers will be the sole responsibility of the LESSEE or the local host. The Stadium will, at the request of LESSEE, provide ticket takers at an additional cost of $10 per person per hour and ticket sellers at an additional cost of $15 per person per hour. These expenses will be billed following each event.

17. **GAME OFFICIALS:** MLFB will provide and pay the fees and expenses of the game officials. The Stadium will provide towels and water to the game officials.

18. **PRESS BOX / CLUB SEATING:** The Stadium will provide to LESSEE the third and fourth floors of the press box for use by the media, home, and visiting coaches. The Stadium will provide the first and/or second floor of the Press Box to LESSEE at a rate of $1,000 per floor per event. The first floor, the Club Seating area, has 356 individual club seats and bar stools. The second floor has 186 club seats and bar stools as well as four suites. LESSEE will be responsible for ticketing individuals utilizing the club seating area. The Stadium reserves the right to provide food and drinks.

19. **DRESSING ROOMS:** The Stadium will provide dressing rooms for each team. The Stadium can provide towels as requested by LESSEE at a rate of $1.25 per towel.

20. **PHONES:** Each team will be responsible for providing their own Press Box to field communications. The Stadium will make available 12 dry phone circuits from the field to each respective coach's booth in the Press Box.

21. **SCHEDULE OF EVENTS:** LESSEE must provide the Stadium Manager with a Game Day Schedule of Events three (3) days prior to each event.

22. **SECURITY POLICIES:** Stadium creates and enforces all security measures in or about the leased premises or elsewhere on its property. For each event the Stadium's Clear Bag Policy will be in effect and metal detectors will be in use.

23. **CANCELLATION BY LESSEE**: Other than as provided in Section 12, if the event is cancelled or postponed by no fault of the Lessee, ADPT may, in its sole discretion, waive all or part of any rent or designated fees.

24. **INSURANCE**: The LESSEE agrees to provide a public insurance policy in which both the Stadium and the LESSEE are named as insured of an acceptable certificate of insurance, with a minimum policy limits of $ 2,000,000.00 per occurrence for injuries, including death, to two or more persons, and $ 2,000,000.00 per occurrence for property damage; the term of such coverage to coincide with the dates of this agreement, including move-in and move-out. The insurance shall be written by licensed and registered insurance companies having at least an A rating per A.M. Best's Key Rating Guide (last edition). The policy of insurance shall provide that the Stadium be given at least thirty (30) days advance written notice of cancellation or material modification of said policy. Said policy shall be written on an occurrence basis, and the carrier shall be acceptable to the Stadium. If the Promoter should cancel its insurance and cause the Stadium to be uninsured, the Stadium may purchase insurance and be reimbursed for such cost by the LESSEE. A Certificate of Insurance or the insurance policy shall be provided to the Stadium Manager within fourteen (14) days prior to the event, and all renewals, amendments, riders and endorsements shall be provided the Stadium Manager as they are received by the LESSEE throughout the terms of this agreement.

25. **GENERAL CONDITIONS:**

A. Titles and paragraph headings are for convenient reference and are not a part of this Agreement.

B. In the event of conflict between the terms of this Agreement and any terms or conditions contained in any attached documents, the terms in this Agreement shall rule.

C. Should any provisions, paragraphs, sentences, words or phrases contained in this Agreement be determined by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable under the laws of the State of Arkansas, such provisions, paragraphs, sentences, words or phrases shall be deemed modified to the extent necessary in order to conform with such laws, or if not modifiable to conform with such laws, then same shall be deemed severable, and in either event, the remaining terms and provisions of this Agreement shall remain unmodified and in full force and effect.

D. Venue in any legal or administrative proceedings (or mutually agreed upon arbitration proceedings) shall be in courts and/or before administrative tribunals and/or before arbitrators located in Pulaski County, Arkansas.

E. The parties may agree, in writing, to submit any controversy existing between them to arbitration in which event the practice and procedure set forth in the Uniform Arbitration Act, A.C.A. § 16-108-201, et seq., as amended, shall govern.

F. This Agreement shall be construed and enforced according to the laws of the State of Arkansas.

G. Any waiver or failure of ADPT to require strict and prompt performance of any terms contained in this agreement, and any acceptance of such performance shall not be considered a waiver of ADPT's right to require strict performance of any and all terms of the agreement.

H. Both parties shall comply with all applicable laws, ordinances and codes of Federal, State and Local governments.

26. **BINDING EFFECT**: This Agreement is binding on the respective executors, administrations, successors and assigns of the parties and on all officials, officers, or members, of the organizations or corporations of ADPT and LESSEE. Any change in this contact is subject to approval in writing by all parties.

27. **SEVERABILITY**: If a court holds any provision of this contract unenforceable for any reason all other provisions shall remain in force unless otherwise agreed in writing by the parties.

28. **ENTIRE AGREEMENT**: This instrument and its attachments constitute the sole and only Agreement of the parties hereto relating to said use of the Stadium and correctly set forth the rights, duties, and obligations of each to the other as of its Date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

29. **EVENT COORDINATOR:** LESSEE'S authorized Event Coordinator will be present from move-in until move-out. ADPT's Event Coordinator will accept decisions only from LESSEE'S Event Coordinator. Each party must designate its Event Coordinator upon execution of this Lease Agreement. Notice of any change must be made promptly

25. **GENERAL CONDITIONS:**
   A. Titles and paragraph headings are for convenient reference and are not a part of this Agreement.
   B. In the event of conflict between the terms of this Agreement and any terms or conditions contained in any attached documents, the terms in this Agreement shall rule.
   C. Should any provisions, paragraphs, sentences, words or phrases contained in this Agreement be determined by a court of competent jurisdiction to be invalid, illegal or otherwise unenforceable under the laws of the State of Arkansas, such provisions, paragraphs, sentences, words or phrases shall be deemed modified to the extent necessary in order to conform with such laws, or if not modifiable to conform with such laws, then same shall be deemed severable, and in either event, the remaining terms and provisions of this Agreement shall remain unmodified and in full force and effect.
   D. Venue in any legal or administrative proceedings (or mutually agreed upon arbitration proceedings) shall be in courts and/or before administrative tribunals and/or before arbitrators located in Pulaski County, Arkansas.
   E. The parties may agree, in writing, to submit any controversy existing between them to arbitration in which event the practice and procedure set forth in the Uniform Arbitration Act, A.C.A. § 16-108-201, et seq., as amended, shall govern.
   F. This Agreement shall be construed and enforced according to the laws of the State of Arkansas.
   G. Any waiver or failure of ADPT to require strict and prompt performance of any terms contained in this agreement, and any acceptance of such performance shall not be considered a waiver of ADPT's right to require strict performance of any and all terms of the agreement.
   H. Both parties shall comply with all applicable laws, ordinances and codes of Federal, State and Local governments.

26. **BINDING EFFECT**: This Agreement is binding on the respective executors, administrations, successors and assigns of the parties and on all officials, officers, or members, of the organizations or corporations of ADPT and LESSEE. Any change in this contact is subject to approval in writing by all parties.

27. **SEVERABILITY**: If a court holds any provision of this contract unenforceable for any reason all other provisions shall remain in force unless otherwise agreed in writing by the parties.

28. **ENTIRE AGREEMENT**: This instrument and its attachments constitute the sole and only Agreement of the parties hereto relating to said use of the Stadium and correctly set forth the rights, duties, and obligations of each to the other as of its Date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

29. **EVENT COORDINATOR:** LESSEE'S authorized Event Coordinator will be present from move-in until move-out. ADPT's Event Coordinator will accept decisions only from LESSEE'S Event Coordinator. Each party must designate its Event Coordinator upon execution of this Lease Agreement. Notice of any change must be made promptly

in writing to the other party prior to move in or thereafter. LESSEE shall require its designated Event Coordinator to communicate with ADPT's assigned Event Coordinator to communicate in all matters related to announcements on ADPT'S marquee; parking requirements; security needed; gates open to the public for the event; the flow of traffic to the event; insurance matters; and safety of the patrons/customers of LESSEE. Such communication shall begin at least 5 days before the event to be held on the leased premises. The parties agree to use their best efforts to resolve any and all issues related to the above. If, however, any dispute cannot be resolved by negotiation, the decision of ADPT's General Manager shall be accepted by LESSEE, and shall be final.

30. **FIELD**

A. The field at War Memorial Stadium is Field Turf. The Lessee will be responsible to protect the playing field and adjoining area. ADPT supervisors shall be present while set-up work as well as tear down removal and move out work is being done on the field. Any and all expenses to protect the field will be borne by the Lessee.

B. **FIELD INSPECTION:** Prior to move-in and again prior to move-out, a representative from ADPT and the Lessee will inspect the field. During each inspection, the parties' representatives will assess and identify any pre-existing conditions, and/or any damages that may have occurred during Lessee's use of the Stadium using appropriate documentation. Any damage to the playing surface sustained as a result other than normal wear and tear will be the responsibility of the Lessee. The actual and documented cost of all repairs must be paid by the Lessee at final accounting.

31. **SPECIAL RESTRICTIONS:**

———

32. **AMENDMENTS:** No amendments to this Agreement shall be binding on either party unless in writing and signed by both parties.

in writing to the other party prior to move in or thereafter. LESSEE shall require its designated Event Coordinator to communicate with ADPT's assigned Event Coordinator to communicate in all matters related to announcements on ADPT'S marquee; parking requirements; security needed; gates open to the public for the event; the flow of traffic to the event; insurance matters; and safety of the patrons/customers of LESSEE. Such communication shall begin at least 5 days before the event to be held on the leased premises. The parties agree to use their best efforts to resolve any and all issues related to the above. If, however, any dispute cannot be resolved by negotiation, the decision of ADPT's General Manager shall be accepted by LESSEE, and shall be final.

30. **FIELD**
   A. The field at War Memorial Stadium is Field Turf. The Lessee will be responsible to protect the playing field and adjoining area. ADPT supervisors shall be present while set-up work as well as tear down removal and move out work is being done on the field. Any and all expenses to protect the field will be borne by the Lessee.
   B. **FIELD INSPECTION:** Prior to move-in and again prior to move-out, a representative from ADPT and the Lessee will inspect the field. During each inspection, the parties' representatives will assess and identify any pre-existing conditions, and/or any damages that may have occurred during Lessee's use of the Stadium using appropriate documentation. Any damage to the playing surface sustained as a result other than normal wear and tear will be the responsibility of the Lessee. The actual and documented cost of all repairs must be paid by the Lessee at final accounting.

31. **SPECIAL RESTRICTIONS:**

   ______

32. **AMENDMENTS:** No amendments to this Agreement shall be binding on either party unless in writing and signed by both parties.

IN WITNESS WHEREOF, the parties hereto have individually and through their proper corporate officials executed this Agreement the day and year first written.

(LESSEE) MAJOR LEAGUE FOOTBALL, INC

DATE: 3/12/19 By: [signature]

LESSEE Representative

(ADPT) ARKANSAS DEPARTMENT OF PARKS AND TOURISM - WAR MEMORIAL STADIUM

DATE: 3/12/19 By: [signature]

Shea Lewis, Deputy Director, Arkansas State Parks